Aztlan Global Stock Selection DM SMID ETF Trading Symbol: AZTD Listed on NYSE Arca, Inc. Summary Prospectus August 18, 2025 www.aztlanetfs.com/aztd

Before you invest, you may want to review the Aztlan Global Stock Selection DM SMID ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 17, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.aztlanetfs.com/aztd. You can also get this information at no cost by calling at 1-800-886-4107 or by sending an e-mail request to investors@aztlanetfs.com.

Investment Objective

The Aztlan Global Stock Selection DM SMID ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive Aztlan Global Developed Markets SMID Cap Index (the “Index,” or the “Global Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended July 31, 2024, the Fund’s portfolio turnover rate was 931% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology created by Aztlan Equity Management, LLC (“Aztlan”) that follows a non-discretionary, rules-based methodology to determine the universe of potential Index components. The Index is owned, calculated, administered, and published by Solactive AG (“Solactive”).

Solactive Aztlan Global Developed Markets SMID Cap Index

The Index is comprised of equity securities of companies from the following three developed markets (DM) regions: North America (United States and Canada), Western Europe (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), and Asia (Australia, Japan and New Zealand, but excluding Hong Kong and Singapore). Solactive assigns each security to a particular country based on its analysis of multiple factors, including country of incorporation, primary listing, and domicile (See “Additional Information About the Global Index” in the Fund’s Prospectus for additional information about the country selection process). The Index includes securities of small- and mid-capitalization companies (“SMID-capitalization companies”), which are those with market caps between $500 million USD and $15 billion USD at the time of first purchase and as of five weekdays prior to each quarterly rebalance of the Index.

The Index includes securities from each of the following ten broad sectors: Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care (excluding pharmaceutical industry or sub-sector), Energy, Financials, Information Technology, Communication Services, and Utilities.

The securities included in the Index will have an average daily traded volume (over the most recent 30-day period) of at least $5 million USD. The Index methodology applies a two-step process to determine the Index constituents.

Step 1: On September 30th each year, the initial universe is reduced to 70 potential Index constituents by applying a “Stable Quality Factor” to the initial universe. The Stable Quality Factor ranks each potential Index constituent in the initial universe by their overall factor scores over the past 12 months based on the methodology below, with the 70 highest scoring companies remaining as potential Index constituents. When measuring “estimates” or “forward” metrics, the Index analyzes the consensus mean of industry analysts’ estimates of the relevant metrics. For each “estimate” and “forward” metric, the Index will evaluate each such metric by looking forward for a period of 12 months. When measuring “estimates” or “forward” metrics, each equity security of a company in the Index universe is assigned a value for the applicable metric based on a review of the reports that industry analysts publish about the security. Values are assigned based on the consensus of the industry analysts’ reporting about a particular company.

●	Value Factor – This factor analyzes a company’s trailing earnings yield and estimates of its forward earnings yield. Earnings yield refers to a company’s earnings per share for the most recent 12-month period divided by its current market share price. Comparing a company’s earnings yield against other companies can provide a measure of whether the company’s shares appear correctly valued, underpriced, or overpriced.
●	Cashflow Factor – This factor analyzes, among other things, a company’s dividend history, and estimates of its forward dividends per share. Additionally, estimates of a company’s forward free cash flow yield are evaluated. Cash flow refers to the net balance of cash moving into and out of a company, and the term “cash flow yield” refers to a company’s cash flow per share divided by its current per share market price. Cash flow yields provide a measure of how well a company generates cash from its current operations.
●	Capital Structure Factor – This factor analyzes a company’s return on equity (“ROE”). The Index evaluates a company’s trailing ROE over the most recent five-year period, and estimates of the company’s future ROE.
●	Growth Factor – This factor analyzes a company’s change in earning per share (“EPS”) over the most recent three-year period, as well as estimates of the company’s future EPS.
●	EPS Revisions – This factor analyzes revisions to consensus estimates of a company’s EPS during the most recent four-week period.
●	Price Momentum – This factor analyzes the change of a company’s stock price over the most recent three-month and one-year periods.

Step 2: The Index ranks the 70 remaining potential Index constituents from the annual process, and on a quarterly basis, re-ranks these remaining stocks using the same six equally weighted factors. Each quarter, the top 50 stocks by final factor score are then selected for inclusion in the Index.

At the time of each reallocation selection (five days before rebalancing), each Index constituent is equally weighted. However, market movements may change these weights by the time of the rebalance. The Index is rebalanced quarterly.

The Fund’s Investment Strategy

The Fund will invest all, or substantially all, of its assets in the component securities that make up the Index (the “Index Components”).

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equity securities of SMID-capitalization companies incorporated in or that are listed in developed markets.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index components. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund may invest in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

The Fund will invest its assets in investments that are tied economically to at least four countries throughout the world. The Fund considers securities to be “tied economically” to a country if the issuer is headquartered in the country, generates at least fifty percent of its revenue or profits from operations in the country, or has its primary listing on an exchange located in the country.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds’ Principal Risks.”

Limited Holdings Risk. Although the Fund does not intend to concentrate in any particular industry, it will hold a limited number of securities. As a result, it may be more volatile and have a greater risk of loss than more broadly diversified funds.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.

High Portfolio Turnover Risk. The Index has historically had a high portfolio turnover rate. As a result, the Fund is likewise expected to frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.
Trading. Although Shares are listed for trading on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The market value of a security in the Fund’s portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Market Capitalization Risk.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

Newer Fund Risk. The Fund is newer with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. While the total operating expenses of the Fund will be limited by the Fund’s unitary management fee, there can be no assurance that the Fund will grow to or maintain an economically viable size. If the Fund fails to maintain an economically viable size, it may cease operations, and investors may be required to liquidate or transfer their investments at inopportune times.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser, seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance. The bar chart shows the annual returns for the Fund from year-to-year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with the Index, and two broad measures of market performance. Prior to October 17, 2024, the composition and calculation of the Global Index adhered to a different methodology than the current methodology. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.aztlanetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 14.76% for the quarter ended September 30, 2024 and the lowest quarterly return was -5.96% for the quarter ended September 30, 2023.

The Fund’s calendar year-to-date return as of June 30, 2025 was -0.19%.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	Since Inception (August 17, 2022)
Return Before Taxes	6.95%	6.91%
Return After Taxes on Distributions	6.38%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	4.34%	5.28%
Solactive Aztlan Global Developed Markets SMID Cap Index (reflects no deduction for fees, expenses, or taxes)	9.85%	9.29%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	16.19%
MSCI World SMID Cap Index (reflects no deduction for fees, expenses, or taxes)	10.08%	7.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Portfolio Managers

Michael Venuto, Chief Investment Officer for the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2022.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.aztlanetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.